ESCROW AGREEMENT
                                ----------------

     AGREEMENT ("Agreement"), made as of the 28th day of November, 2000, by and among Morgan J. Wilbur ("Wilbur"), an individual with an office at 10907 Jamestown Road, Savannah, Georgia, Vizacom Inc., a Delaware corporation with an office at Glenpointe Center East, 300 Frank W. Burr Boulevard, 7th Floor, Teaneck, New Jersey 07666 (the "Company", and together with Wilbur, the "Parties") and Kaufman & Moomjian, LLC, a New York professional limited liability company, with offices at 50 Charles Lindbergh Boulevard, Mitchel Field, New York 11553 (the "Escrow Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Parties desire to establish an escrow with the Escrow Agent, and the Escrow Agent is willing to establish such escrow on the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, under Section 3 of the Agreement, dated as of November 28, 2000, between Wilbur and the Company (the "Wilbur Agreement"), the Company has elected to pay Wilbur in stock, certain of which shares, together with other shares to which Wilbur is entitled thereunder, are to be held is escrow hereunder.

     NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises herein contained, the parties hereto hereby agree as follows:

     1.   Establishment of the Escrow Fund.
          ---------------------------------

          1.1 (a) The Escrow Agent shall hold in escrow on behalf of the Parties those certain stock certificate nos. ___________ (the "Escrow Fund"), issued by Vizacom Inc. (the "Company") to Wilbur, representing the ownership by Wilbur of an aggregate of 130,000 shares (the "Shares") of common stock, par value $.001 per share, of the Company, and shall release such shares to Wilbur as follows, unless it shall have received a notice of cancellation of the Wilbur Agreement from the Company prior to any such release of shares:

          Date                     Number of Shares to be Released
          ----                     -------------------------------
          December 31, 2000        70,000
          January 31, 2001         60,000

          (b) This Agreement shall terminate as of February 1, 2001. Any Shares remaining in the Escrow Fund on such date shall be released by the Escrow Agent to the Company.

          1.2 The Escrow Agent agrees to hold and dispose of the Escrow Fund in accordance with the terms of this Escrow Agreement.

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          1.3  All   dividends  and  other   distributions   (whether  of  cash,
securities, or other property) upon or in respect of any of the Escrow Fund and all property receivable in substitution or exchange therefor shall be included with and constitute part of the Escrow Fund.

          1.4 All Shares included in the Escrow Fund shall be voted in accordance with the instructions of Wilbur.

     2.   No Liability Upon Disbursement from the Escrow Fund.
          ---------------------------------------------------

          2.1 Upon  disbursement  of the Escrow  Fund  pursuant  to the terms of
Section 1, the Escrow Agent shall be relieved of any and all further obligations and released from any and all liability under this Agreement. It is expressly agreed and understood that in no event shall the aggregate amount of payments made by the Escrow Agent exceed the amount of the Fund.

     3.   Rights, Duties and Responsibilities of Escrow Agent.
          ---------------------------------------------------

     It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and that:

          3.1 The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of this Agreement or any other agreement in connection with the transaction contemplated hereunder.

          3.2 The Escrow Agent shall be under no duty or responsibility to accept any additional deposit into the Escrow Fund or enforce collection of any check delivered to it hereunder.

          3.3. The Escrow Agent is authorized to perform only such duties, and shall have no duties or responsibilities other than, as specifically set forth herein. The Escrow Agent shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person's obligations under any such document. Except for amendments to this Escrow Agreement referred to below, and except for instructions given to the Escrow Agent relating to the Escrow Fund, the Escrow Agent shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not it has knowledge thereof.

          3.4. The Escrow Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness, of any notice, instruction, certificate, signature, instrument or other document which is given to the Escrow Agent pursuant to this Agreement without the Escrow Agent being obligated to undertake any action or investigation to verify the truth or accuracy thereof. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give any such notice or instructions or to execute any such certificate, instrument or other document. The Escrow Agent

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


shall have no responsibility with respect to the use or application of any documents delivered by the Escrow Agent pursuant to the provisions hereof.

          3.5. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Account or the Escrow Fund which, in its sole determination, are in conflict either with other instructions received by it or with any provision of this Agreement, then, in such event, it shall be entitled to hold the Escrow Fund, or a portion thereof, in its possession pending the resolution of such uncertainty to the Escrow Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise; or the Escrow Agent, at its sole option, may deposit the Escrow Fund (and any other amounts that thereafter may become part of the Fund) with the Clerk of a court of competent jurisdiction in a proceeding to which all parties in interest are joined. Upon the deposit by the Escrow Agent of the Escrow Fund with the Clerk of any court, the Escrow Agent shall be relieved of any and all further obligations and released from any and all liability hereunder.

          3.6. Any dispute which may arise between the parties hereto with respect to (a) the delivery, maintenance or release of the Escrow Fund, (b) the facts upon which the Escrow Agent's determinations hereunder are based, (c) the duties of the Escrow Agent hereunder and (d) any other questions arising under this Escrow Agreement, shall be settled either by (i) a joint written notice of the Parties providing instructions to the Escrow Agent therein, or (ii) by entry of a final order, decree or judgment by a court of competent jurisdiction in the State of New York (the time for appeal therefrom having expired and no appeal having been perfected).

          3.7. The Escrow Agent shall not be liable for any action taken or omitted hereunder, or for the misconduct of any of its members, partners, employees, agents or attorneys appointed by it, except in the case of willful misconduct. The Escrow Agent shall be entitled to consult with counsel of its own choosing, including itself, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel. The Escrow Agent may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Escrow Agreement or any of the terms thereof, unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

          3.8. The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Fund or any part thereof or to file any financing statement under the Uniform Commercial Code or any similar regulatory or reporting agency or body used to perfect a security interest with respect to the Escrow Fund or any part thereof.

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          3.9. The Escrow Agent shall have the right to assume in the absence of written notice to the contrary from the proper person or persons that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability to the other parties hereto or to anyone else for any action taken or omitted, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgement, in reliance upon such assumption.

          3.10 The Parties acknowledge and agree that Kaufman & Moomjian, LLC ("K&M") may act as the Escrow Agent hereunder, notwithstanding that K&M simultaneously represents the Company. In the event of any claim, dispute or litigation concerning the Escrow Agreement, K&M shall nevertheless have the unqualified right to represent the Company and its officers and directors in respect of any such claim, dispute or litigation, notwithstanding that it is acting as Escrow Agent hereunder.

     4. Resignation. The Escrow Agent may resign for any reason upon written notice to the Parties specifying a date (not less than five days after the giving of such notice) when such resignation shall take effect. Should the Escrow Agent resign as herein provided, it shall not be required to accept any deposit into, make any disbursement from or otherwise dispose of the Escrow Fund, but its only duty shall be to hold the Escrow Fund for a period of not more than five (5) business days following the effective date of such resignation, at which time (a) if a successor escrow agent shall have been appointed and written notice thereof (including the name and address of such successor escrow agent) shall have been given to the resigning Escrow Agent, the Escrow Agent shall be authorized to pay over to the successor escrow agent the Escrow Fund, less any portion thereof previously distributed in accordance with this Agreement; or (b) if the resigning Escrow Agent shall not have received written notice signed by the Company and a successor escrow agent, then the resigning Escrow Agent shall be authorized to promptly return the amount in the Escrow Fund to the Company, and the resigning Escrow Agent shall be authorized to notify the Company, in writing, of its liquidation and distribution of the Escrow Fund; whereupon, in either case, the Escrow Agent shall be relieved of all further obligations and released from any and all liability under this Agreement. Without limiting the provisions of Section 6 hereof, the resigning Escrow Agent shall be entitled to be reimbursed by the Parties and the Parties shall be liable for any expenses incurred in connection with the Escrow Agent's resignation, the transfer of the Fund to a successor escrow agent or the distribution of the Fund pursuant to this Section 4.

     5. Representations and Warranties. The Parties each represent, warrant and covenant to the Escrow Agent that:

          5.1 No party other than the parties hereto and the prospective purchasers have, or shall have, any lien, claim, pledge or security interest in the Escrow Fund or any part thereof.

          5.2 No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Fund or any part thereof.

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     6. Fees and  Expenses.  The Escrow  Agent shall be  entitled to  reasonable compensation for its services hereunder and shall be reimbursed for any reasonable expenses, disbursements and advancements (including, but not limited to, reasonable attorneys' fees and expenses) incurred or made by it in the performance of its duties hereunder, at its customary rates.

     7.   Indemnification and Contribution.

          7.1 The Parties (the "Indemnitors") jointly and severally agree to indemnify the Escrow Agent and its members, partners, employees, agents and associates (jointly and severally the "Indemnitees") against, and hold them harmless of and from, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable attorneys' fees, which the Indemnitees may suffer or incur by reason of any action, claim or proceeding brought against the Indemnitees arising out of or relating in any way to this Agreement, any transaction to which this Agreement relates, or the services of the Escrow Agent hereunder, unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of the Indemnitees. For the purposes hereof, the term "expense or loss" shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

          7.2 If the indemnification provided for in this Section 7 is applicable, but for any reason is held to be unavailable, the Indemnitors shall contribute such amounts as are just and equitable to pay, or to reimburse the Indemnitees for, the aggregate of any and all losses, liabilities, costs, damages and expenses, including counsel fees and expenses, actually incurred by the Indemnitees as a result of or in connection with, and any amount paid in settlement of, any action, claim or proceeding arising out of or relating in any way to any actions or omissions of the Indemnitors.

          7.3  Any  Indemnitee   which  proposes  to  assert  the  right  to  be
indemnified   under  this  Section  7,  promptly  after  receipt  of  notice  of commencement of any action, suit or proceeding against such Indemnitee in respect of which a claim is to be made against any Indemnitor under this Section 7, will notify the Indemnitors of the commencement of such action, suit or proceeding; provided, that failure to give notice shall not relieve the Indemnitors from any liability which they may have to any Indemnitee otherwise than under this Section 7. In case any such action, suit or proceeding shall be brought against any Indemnitee and it shall notify the Indemnitors of the commencement thereof, the Indemnitor shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof, including without limitation by selecting counsel to defend such action, suit or proceeding, which counsel shall be reasonably satisfactory to the Indemnitee, at the cost and expense of the Indemnitors. The Indemnitee shall nevertheless have the right to employ its counsel in any such action, and in such event, the fees and expenses of such counsel shall be at the expense of the Indemnitee. If the Indemnitee shall have concluded reasonably that there may be a conflict of interest among the Indemnitors and the Indemnitee in the conduct of the defense of such

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

action, then notwithstanding anything contained herein to the contrary, the Indemnitors shall not have the right to direct the defense of such action on behalf of the Indemnitee.

          7.4 The provisions of this Section 7 shall survive any termination of this Agreement, whether by disbursement of the Fund, resignation of the Escrow Agent or otherwise.

     8. Further Assurances. The Parties, jointly and severally, agree to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this Agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege or remedy, or (c) to otherwise effectuate the purpose and the terms and provisions of this Agreement, each in such form and substance as may be acceptable to the Escrow Agent.

     9. Cumulative Rights. The rights and remedies granted to the Escrow Agent in this Agreement are cumulative and not exclusive, and are in addition to any and all other rights and remedies granted and permitted under and pursuant to law.

     10. No Waiver. The failure of any of the signatories hereto to enforce any provision hereof on any occasion shall not be deemed to be a waiver of any preceding or succeeding breach of such provision or any other provision.

     11. Entire Agreement; Amendment. This Agreement constitutes the entire agreement and understanding of the signatories hereto and no amendment, modification or waiver of any provision herein shall be effective unless consented thereto in writing by the parties hereto. This Agreement and the agreements referred to herein are intended by the parties as a final expression of their agreements and are intended to be a complete and exclusive statement of the agreements and understandings of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, with respect to the subject matter hereof, other than those set forth or referred to herein and therein. This Agreement and the agreements referred to herein are supersede all prior agreements and understandings between the parties with respect to such subject matters.

     12. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with and shall be governed by the laws of the State of New York without regard to the principles of conflicts of laws.

     13. Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto, their successors and assigns.

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



     14. Assignment and Delegation of Duties. This Agreement may not be assigned by the parties hereto.

     15. Paragraph Headings. The paragraph headings herein have been inserted for convenience of reference only, and shall in no way modify or restrict any of the terms or provisions hereof.

     16. Notices. Any notice or other communication under the provisions of this Agreement shall be in writing, and shall be effective when delivered in person, by nationally recognized overnight courier service, by facsimile transmission electronically confirmed during normal business hours, or mailed by certified mail, return receipt requested, to the Parties at the address set forth herein and if to the Company, with a copy to Kaufman & Moomjian, LLC, 50 Charles Lindbergh Boulevard, Suite 206, Mitchel Field, New York 11553, Attention: Neil
M. Kaufman, Esq., or to any new address of which any party hereto shall have informed the others by the giving of notice in the manner provided herein.

     17. Unenforceability; Severability. If any provision of this Agreement is found to be void or unenforceable by a court of competent jurisdiction, then the remaining provisions of this Agreement shall, nevertheless, be binding upon the parties with the same force and effect as though the unenforceable part had been severed and deleted.

     18. No Third Party Rights. The representations, warranties and other terms and provisions of this Agreement are for the exclusive benefit of the parties hereto, and no other person shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

     19. Counterparts. This Agreement may be executed in counterparts, all of which shall be deemed to be duplicate originals.

     20. Definitions. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; the term "or" shall be deemed to include the term "and/or;" singular or plural tenses shall be deemed to include the opposite whenever the context so indicates or requires; and article, section, subsection, paragraph, clause, schedule and exhibit references are to this Agreement unless otherwise specified.

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


     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                  VIZACOM INC.

                                  By:   /s/ Mark E. Leininger
                                      ----------------------------------
                                      Mark E. Leininger
                                      President & CEO


                                        /s/ Morgan J. Wilbur
                                  ----------------------------------
                                  Morgan J. Wilbur


                                  KAUFMAN & MOOMJIAN, LLC,
                                      as Escrow Agent

                                  By:   /s/ Neil M. Kaufman
                                      ----------------------------------
                                      Neil M. Kaufman, Member


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